Transamerica Advisors Life Insurance Company of New York Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

August 31, 2012

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account C
Registration No. 333-90430

Commissioners:

Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2012, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

Transamerica Series Trust – Service Class

Transamerica AllianceBernstein Dynamic Allocation VP, SEC File No: 811-04419

Transamerica BlackRock Tactical Allocation VP, SEC File No: 811-04419

Transamerica BlackRock Large Cap Value VP, SEC File No: 811-04419

Transamerica JPMorgan Mid Cap Value VP, SEC File No: 811-04419

Transamerica JPMorgan Enhanced Index VP, SEC File No: 811-04419

Transamerica Jennison Growth VP, SEC File No: 811-04419

Transamerica MFS International Equity VP, SEC File No: 811-04419

Transamerica Morgan Stanley Active International Allocation VP, SEC File No: 811-04419

Transamerica Morgan Stanley Mid-Cap Growth VP, SEC File No: 811-04419

Transamerica Multi Managed Large Cap Core VP, SEC File No: 811-04419

Transamerica PIMCO Total Return VP, SEC File No: 811-04419

Transamerica T. Rowe Price Small Cap VP, SEC File No: 811-04419

Transamerica Morgan Stanley Mid-Cap Growth VP, SEC File No: 811-04419

Transamerica Systematic Small/Mid-Cap Value VP, SEC File No: 811-04419

Transamerica AEGON U.S. Government Securities VP, SEC File No: 811-04419

Transamerica WMC Diversified Growth VP, SEC File No: 811-04419

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President